EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Megadata Corporation (the "Company") on Form 10-K for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James T. Barry, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By:    /s/ James T. Barry
                                                   -------------------------
                                                   James T. Barry
                                                   Chief Executive Officer
                                                   January 28, 2004



                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Megadata Corporation (the "Company") on Form 10-K for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis J. Petrucelly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By:   /s/ Louis J. Petrucelly
                                                  -----------------------
                                                  Louis J. Petrucelly
                                                  Chief Financial Officer
                                                  January 28, 2004